BLACKROCK FUNDS III
BlackRock Cash Funds: Institutional
(the “Fund”)

Supplement dated May 18, 2016 to the

Institutional Shares

Summary Prospectus
of the Fund, dated April 29, 2016

The Board of Trustees of BlackRock Funds III (the “Trust”) has approved a proposal to close Institutional Shares of the Fund to new share purchases. Accordingly, effective as of the close of business on June 1, 2016 (the “Effective Date”), the Fund will no longer accept purchase orders for Institutional Shares. Shareholders may continue to redeem Institutional Shares of the Fund following the Effective Date.

Shareholders should retain this Supplement for future reference.

SPRO-CF-INS2-0516SUP